UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 24, 2008

                        PERKINS & MARIE CALLENDER'S INC.

                               6075 Poplar Avenue
                                    Suite 800
                                Memphis, TN 38119


                                                  IRS EMPLOYER
COMMISSION                                        IDENTIFICATION   STATE OF
FILE NUMBER   REGISTRANT                          NUMBER           INCORPORATION
333-57925     PERKINS & MARIE CALLENDER'S INC.    62-1254388       Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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EXPLANATORY STATEMENT

     In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, Perkins & Marie Callender's Inc. hereby amends its Current Report on Form 8-K filed on September 29, 2008 to amend "Item 9.01 - Financial Statements and Exhibits" as set forth below. In addition, the Registrant has filed each of the exhibits listed below with this amended Current Report.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (D) EXHIBITS.

10.1 Purchase Agreement, dated September 24, 2008, by and among Perkins & Marie Callender's Inc., the Guarantors named therein, and Jefferies & Company, Inc.

10.2 Indenture, dated as of September 24, 2008, among Perkins & Marie Callender's Inc., the Guarantors named therein, and The Bank of New York Mellon, as Trustee.

10.3   Form of 14% Senior Secured Notes due 2013 (included in Exhibit 10.2).

10.4   Form of Guarantee (included in Exhibit 10.2).

10.5 Security Agreement, dated as of September 24, 2008, among the Grantors listed therein and those additional entities that become parties thereby, and The Bank of New York Mellon, as Trustee.

10.6 Trademark Security Agreement, dated as of September 24, 2008, among the Grantors listed therein and those additional entities that become parties thereby, and The Bank of New York Mellon, as Trustee.

10.7 Intercreditor Agreement, dated as of September 24, 2008, between Wells Fargo Foothill, LLC, as First Priority Agent, and The Bank of New York Mellon, as Second Priority Agent.

10.8 Credit Agreement, dated September 24, 2008, among Perkins & Marie Callender's Holding Inc., as Parent, Perkins & Marie Callender's Inc., as Borrower, the lenders that are signatories thereto, and Wells Fargo Foothill, LLC, as the Arranger and Administrative Agent.

10.9 Security Agreement, dated as of September 24, 2008, among Perkins & Marie Callender's Holding Inc. and each of its subsidiaries signatory thereto, as grantors, and Wells Fargo Foothill, LLC.

10.10 Trademark Security Agreement, dated as of September 24, 2008, among the grantors thereto and Wells Fargo Foothill, LLC.


                                     - 2 -
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 3, 2008               PERKINS & MARIE CALLENDER'S INC.


                                        By:     /s/ Fred T. Grant, Jr.
                                               ---------------------------------
                                               Fred T. Grant, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer